                                POWER OF ATTORNEY

            I, Alison Alden, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-46217

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective April 3, 2006 and remains in effect until revoked or revised.

SIGNATURE                       TITLE            DATE
-------------------------      --------      -------------
/s/ Alison Alden               Director      April 3, 2006
-------------------------
Alison Alden

                                POWER OF ATTORNEY

            I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-46217

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective April 3, 2006 and remains in effect until revoked or revised.

SIGNATURE                       TITLE            DATE
-------------------------      --------      -------------
/s/ James R. Boyle             Director      April 3, 2006
-------------------------
James R. Boyle

                                POWER OF ATTORNEY

            I, James Brockelman, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-46217

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective April 3, 2006 and remains in effect until revoked or revised.

SIGNATURE                       TITLE            DATE
-------------------------      --------      -------------
/s/ James Brockelman           Director      April 3, 2006
-------------------------
James Brockelman

                                POWER OF ATTORNEY

            I, Robert Cook, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-46217

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective April 12, 2006 and remains in effect until revoked or revised.

SIGNATURE                       TITLE            DATE
-------------------------      --------      -------------
/s/ Robert Cook                Director      April 12, 2006
-------------------------
Robert Cook

                                POWER OF ATTORNEY

            I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-46217

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective April 3, 2006 and remains in effect until revoked or revised.

SIGNATURE                       TITLE            DATE
-------------------------      --------      -------------
/s/ Marc Costantini            Director      April 3, 2006
-------------------------
Marc Costantini

                                POWER OF ATTORNEY

            I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-46217

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective April 3, 2006 and remains in effect until revoked or revised.

SIGNATURE                       TITLE            DATE
-------------------------      --------      -------------
/s/ James D. Gallagher         Director      April 3, 2006
-------------------------
James D. Gallagher

                                POWER OF ATTORNEY

            I, Bruce R. Speca, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

      Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-46217

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 31, 2006 and remains in effect until revoked or revised.

SIGNATURE                       TITLE            DATE
-------------------------      --------      -------------
/s/ Bruce R. Speca             Director      March 31, 2006
-------------------------
Bruce R. Speca